UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2007

eMagin Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-24757	56-1764501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10500 N.E. 8th Street, Suite 1400, Bellevue, WA 98004
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (425)-749-3600

Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 Floor
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

As previously reported John Atherly, eMagin Corporation’s (the “Company”) Chief Financial Officer is resigning as Chief Financial Officer, effective as of January 2, 2008.  As of December 27, 2007, Michael Fowler became the Company’s Chief Financial Officer. Mr. Fowler is 64 years old and has been a partner with Tatum, LLC (“Tatum”) for 4 years.  Tatum is an executive services firm.  From 2005 to 2007, Mr. Fowler served as Chief Financial Officer for Torrent Energy, a NASDAQ-traded natural gas exploration company.  From 2004-2005, Mr. Fowler served as the Chief Financial Officer for Pacific West Bank. From 2003-2005, Mr. Fowler provided strategic financial planning services to a  number of companies, including Swan Island Networks, a security software provider to the Departments of Homeland Security and Defense, Apex Construction Systems, a building materials manufacturer and Portland Teachers Credit Union, a regional financial institution.  From 2001 to 2003, Mr. Fowler served as the Chief Financial Officer of Wellpartner, Inc. a venture-backed, internet/mail order pharmacy Company.  Mr. Fowler has a Master of Business Administration and a Bachelor of Science in electrical engineering from University of Utah.

Mr. Fowler is serving as the Company’s Chief Financial Officer pursuant to an agreement between the Company and Tatum, dated December 26, 2007 (the “Tatum Agreement”).  Pursuant to the Tatum Agreement, for a minimum term of three months, Mr. Fowler will be paid a salary of $24,500 per month and the Company will also pay Tatum a fee of $10,500 per month.  Either party may terminate the Tatum Agreement by providing the other with at 30 days notice.

The foregoing description of the Tatum Agreement does not purport to be complete and is qualified in its entirety by reference to the Tatum Agreement which is attached as an exhibit to this Current Report and is incorporated into this Item by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit 10.1	Agreement between the Company and Tatum, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
eMagin Corporation

Date: December 28, 2007	By:	/s/ K.C. Park
K.C. Park
Chief Executive Officer

EXHBIT INDEX

Exhibit Number

Exhibit 10.1-	Agreement between the Company and Tatum, LLC

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